Exhibit 99.1

Independent Accountants’ Agreed-Upon Procedures Report

Consumer Portfolio Services, Inc. (the “Company”)

Capital One Securities, Inc.

Citigroup Global Markets Inc.

(together, the “Specified Parties”)

Re: CPS Auto Receivables Trust 2026-D – Data File Procedures

We have performed the procedures described below on the specified attributes in an electronic data file entitled “bb.Pool_2026-D_083126_Indicative_Banker.xlsx” provided by the Company on September 3, 2026, containing information on 24,927 automobile retail installment sale contracts (“Receivables”) as of August 31, 2026 (the “Data File”), which we were informed are intended to be included as collateral in the offering by CPS Auto Receivables Trust 2026-D. The Company is responsible for the specified attributes identified by the Company in the Data File.

The Specified Parties have agreed to and acknowledged that the procedures performed are appropriate to meet the intended purpose of assisting the Specified Parties in evaluating the accuracy of the specified attributes in the Data File. This report may not be suitable for any other purpose. No other parties have agreed to or acknowledged the appropriateness of these procedures for the intended purpose or any other purpose.

The procedures performed may not address all the items of interest to a user of this report and may not meet the needs of all users of this report and, as such, users are responsible for determining whether the procedures performed are appropriate for their purposes. We make no representation regarding the appropriateness of the procedures either for the intended purpose or for any other purpose.

Unless otherwise stated, the following definitions have been adopted in presenting our procedures and findings:

•	The term “compared” means compared to the information shown and found it to be in agreement, unless otherwise stated. Such compared information was deemed to be in agreement if differences were within the reporting threshold.

•	The term “reporting threshold” means that dollar amounts and percentages were within $1.00 and 0.1%, respectively.

•	The term “Instructions” means the instructions provided by the Company pertaining to a procedure, attribute, or methodology, as described in the procedures table below.

•	The term “Vehicle Make and Model Mapping” means a list mapping vehicle make and vehicle model descriptions in the Receivable File (defined below) to Vehicle Make and Vehicle Model descriptions in the Data File, which we listed in email correspondence to the Company on September 29, 2026, and the Company confirmed they are in agreement with the mapping.

•	The term “Title Document” means one of the title documents we listed in email correspondence to the Company on September 29, 2026, which the Company confirmed are the acceptable forms of Title Document.

•	The term “Acceptable Company Names” means the names we listed in email correspondence to the Company on September 29, 2026, which the Company confirmed are acceptable names for the Company that can appear in the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

•	The term “Insurance Document” means one of the insurance documents we listed in email correspondence to the Company on September 29, 2026, which the Company confirmed includes the acceptable forms of Insurance Document.

•	The term “Receivable File” means the following documents for each Sample Receivable (defined below): Installment Sale Contract (not applicable for direct loans), including any addendum thereto, Retail Installment Sale Contract Simple Interest Finance Charge letter, Federal Truth in Lending Disclosure Statement (within the Installment Sale Contract or, for a direct loan, a stand-alone document), Title Document, Insurance Document, Credit Application (not applicable for direct loans), and/or the following screens in the Company’s servicing system: Analysis 1 screen, Loan Application Update screen, and/or Credit Report Inquiry screen. We accessed the Receivable File documents in the Company’s servicing system via virtual desktop. We make no representation regarding the validity, enforceability, or authenticity of the information in the Receivable File.

•	The term “Provided Information” means the Instructions, Vehicle Make and Model Mapping, Acceptable Company Names, and Receivable File.

The procedures we were instructed by the Company to perform and the associated findings are as follows:

A.	We randomly selected a sample of 150 Receivables from the Data File (the “Sample Receivables”) using a random sampling tool. For purposes of this procedure, the Company did not inform us of the basis they used to determine the number of Receivables we were instructed to randomly select from the Data File.

B.	For each Sample Receivable, we compared the specified attributes in the Data File listed below to or using the corresponding information included in the Receivable File, utilizing the Instructions, as applicable. The Company indicated that the absence of any of the information in the Receivable File or the inability to agree the indicated information from the Data File to the Receivable File for each of the attributes identified, utilizing the Instructions as applicable, constituted an exception. The Receivable File documents are listed in the order of priority, with the highest priority document listed first.

Attribute	Receivable File / Instructions

Obligor’s First Name and Last Name

Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Credit Application, Title Document

Consider truncation of Obligor’s First Name and Last Name to a maximum length of 30 characters in the Data File to not be an exception.

Contract Date	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Original Term	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Original Amount Financed	Installment Sale Contract, Federal Truth in Lending Disclosure Statement

Scheduled Monthly Payment Amount	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Retail Installment Sale Contract Simple Interest Finance Charge letter

Annual Percentage Rate (“APR”)	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Retail Installment Sale Contract Simple Interest Finance Charge letter

Vehicle Type (New or Used)

Installment Sale Contract, Federal Truth in Lending Disclosure Statement. Consider an entry of “C” in the Data File to be a Used vehicle.

For Sample Receivables with an entry of “Refi” in the “Source” field in the Data File, consider the information to be in agreement if the Vehicle Type is Used.

Consider a Vehicle Type of “DEMO” in the Installment Sale Contract to be a New vehicle.

Vehicle Make	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Vehicle Make and Model Mapping

Vehicle Model	Installment Sale Contract, Federal Truth in Lending Disclosure Statement, Vehicle Make and Model Mapping, Insurance Document

We found such information to be in agreement, except as listed in Exhibit A.

C.	For each Sample Receivable, we observed the presence of the following in the Receivable File:

1.	Title Document. We were instructed by the Company to observe that one of the Acceptable Company Names appeared on the Title Document as the Lien Holder, Owner, Security Interest Holder, or Secured Party.

2.	Proof of Insurance. The Company instructed us to consider an Insurance Document to be acceptable proof of insurance. The Company further instructed us that no Insurance Document was required for Sample Receivables with the characteristics listed below because its underwriting policy does not require proof of insurance for these receivable types:

(i)	Stip Tier 1 (Type “ST01” on the Analysis 1 screen in the Company’s servicing system)

(ii)	Stip Tier 2 (Type “ST02” on the Analysis 1 screen in the Company’s servicing system) or Stip Tier 3 (Type “ST03” on the Analysis 1 screen in the Company’s servicing system) for which:

a.	the Loan Application Update screen in the Company's servicing system indicated that the signed contract was received prior to April 1, 2024, or

b.	the Credit Report Inquiry screen in the Company’s servicing system indicated the customer had an open automobile or mortgage loan and the value in the “Program” column in the Data File was “PREF.”

As such, the absence of an Insurance Document for Sample Receivables with these receivable types was not considered an exception.

3.	Signed Credit Application (not applicable to direct loans). We make no representation regarding the authenticity of the obligor’s signature(s).

We found such information to be present.

We were engaged by the Company to perform this agreed-upon procedures engagement. We conducted our engagement in accordance with attestation standards established by the American Institute of Certified Public Accountants, which involves us performing the specific procedures agreed to and acknowledged above and reporting on findings based on performing those procedures. We were not engaged to and did not conduct an examination or review, the objective of which would be the expression of an opinion or conclusion, respectively, on the specified attributes in the Data File. Accordingly, we do not express such an opinion or conclusion. Had we performed additional procedures, other matters might have come to our attention that would have been reported.

We are required to be independent of the Company and to meet our other ethical responsibilities, in accordance with the relevant ethical requirements related to our agreed-upon procedures engagement.

The procedures performed were applied based on the information included in the Data File and Provided Information, without verification or evaluation of such information by us; therefore, we express no opinion or any other form of assurance regarding (i) the reasonableness of the information provided to us by the Company, (ii) the physical existence of the Receivables, (iii) the reliability or accuracy of the Provided Information which was used in our procedures, or (iv) matters of legal interpretation.

The procedures performed were not intended to address, nor did they address: (i) the conformity of the origination of the Receivables to stated underwriting or credit extension guidelines, standards, criteria or other requirements, (ii) the value of collateral securing any such Receivables being securitized, (iii) the compliance of the originator of the Receivables with federal, state, and local laws and regulations, or (iv) any other factor or characteristic of the Receivables that would be material to the likelihood that the issuer of the asset-backed securities will pay interest and principal in accordance with applicable terms and conditions. The procedures performed were not intended to satisfy any criteria for due diligence published by the nationally recognized statistical rating organizations (“NRSROs”).

The terms of our engagement are such that we have no responsibility to update this report because of events and circumstances that may subsequently occur.

This report is intended solely for the information and use of the Specified Parties. It is not intended to be and should not be used by any other person or entity, including investors or the NRSROs, who are not identified in the report as the Specified Parties but may have access to this report as required by law or regulation.

/s/ KPMG LLP

McLean, Virginia

October 2, 2026

Exhibit A

Exception List

Sample Receivable #	Receivable Number	Attribute	Per Data File	Per Receivable File
47	2026D047	Contract Date	7/9/2026	7/11/2026

A-1